Fees Summary	Jan. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,993,730,000
Previously Paid Amount	0
Total Fee Amount	764,540.06
Total Offset Amount	0
Net Fee	$ 764,540.06